Exhibit 99.1
 January 8, 2024  J.P. Morgan Presentation

 Forward looking statements and non-GAAP financial information   2  This presentation (as well as the oral statements made with respect to information contained in this presentation) contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q and current reports on Form 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed.  In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.  This presentation includes certain non-Generally Accepted Accounting Principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses or other financial measures excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results.   The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are provided with this presentation and available on our website at www.bms.com/investors.   Also note that a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating margin, non-GAAP operating expenses and non-GAAP tax rate is not provided because a comparable GAAP measure for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

 We are writing the next chapter in our history  3  Our overarching goal is to achieve sustainable, top-tier growth by the end of the decade  BMS has entered another period of renewal in its long history of scientific achievements and delivering innovative medicines to patients  We have a Growth Portfolio positioned to generate a more diverse company over the decade, with strong cash flow from legacy brands to invest  We are focused on maximizing performance through 2025 and navigating our transition period in the middle of the decade

 We will navigate a dynamic environment  4  4  Evolution of the global regulatory and access environment (e.g., IRA)  Loss of exclusivity for multiple major products  Increasingly intense competitive environment  Industry Headwinds

 Our overarching goal is to achieve sustainable, top-tier growth  Transition period  Maximize performance through 2025  Sustainable, top-tier growth from late 2020s  5  Revenue, illustrative

BMS enters this period with a number of key strengths

Growing position in large, attractive TAs	Robust & innovative pipeline	Differentiated platforms with significant potential	Financial strength & flexibility
Leadership positions in Oncology, Hematology & Cardiovascular Growing presence in Immunology & Neuroscience **Recently launched assets** with significant growth potential	**Expanding registrational pipeline,** growing from 6 to **12 assets** Robust **early-stage pipeline** with **30+ assets** and opportunity to deliver **~10 INDs** per year	**Center** of the innovative **cell therapy** ecosystem **Industry-leading** capabilities in **targeted protein degradation** **Differentiated actinium-based radiopharmaceutical platform**[1]	**Profitable business** with meaningful cash generation **Strong balance sheet** with flexibility to invest Continued commitment to **return cash to shareholders**

1. Subject to satisfaction of customary closing conditions; anticipated closing of RayzeBio in 1H 2024

Bristol Myers Squibb

6

 11 major brands across 4 TAs   + 12 assets in/entering registrational stage  + 30+ assets in early-stage clinical development   + Assets from ongoing BD  Legacy Portfolio  Growth Portfolio  We have a valuable Growth Portfolio  7  Generating strong cash flow and flexibility to invest in growth  Including a more diversified and robust range of products   ~$25B sales (2023)  Cardiovascular  Oncology  Hematology  Immunology  1  Legacy: Small Molecule Post-LoE products or products with ≤3 years to potential impact from major LoE or IRA; Growth: >3 years until major LoE event or potential IRA impact. “Major” brands include those with $1Bn+ risk-adjusted consensus annual sales; Only logos for major brands are shown  1. Subject to satisfaction of customary closing conditions; anticipated closing of Mirati by 1H 2024; 2. Partnered with 2SeventyBio  2  NOT FOR PRODUCT PROMOTIONAL USE

 Focus on disciplined execution  How we will deliver  8  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

 Focus on disciplined execution  How we will deliver  9  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

Oncology: Our strategy to build on our leadership

Extend durability in IO	Expand into targeted therapies	Deepen platform capabilities	
OPDIVO (nivolumab)	AUGTYRO™ (repotrectinib) 40 mg capsules	Targeted protein degradation	AR LDD
subcutaneous nivolumab[1]	MIRATI THERAPEUTICS®[2]	ADC	SYSTIMMUNE[2] TUBULIS
Opdualag™ (nivolumab and relatlimab-rmbw)		Cell Therapy	Exploring in solid tumors
		Radiopharmaceutical therapy	RayzeBio[2]

15+ additional oncology assets in Ph 1/2

Not exhaustive of assets, programs, or indications

1. U.S. Regulatory path opens up indications with Q2W and Q4W; 2. Subject to satisfaction of customary closing conditions; anticipated closing of Mirati, SystImmune, and RayzeBio in 1H 2024

Bristol Myers Squibb™

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 Subcutaneous nivolumab & Opdualag: Extending durability of our IO business  11  Melanoma  Lung  GI/Other  Other  2022  Melanoma  Lung  Renal  GI/Other  2028  $8B  Revenue, not to scale  Potential to address 65-75% of Opdivo U.S. indications2  Opportunity to further extend with IO pipeline  Renal  subcutaneous nivolumab1  1. U.S. Regulatory path opens indications with Q2W and Q4W; 2. Assume extrapolation to non-Yervoy combinations and converting at least half of addressable population   NOT FOR PRODUCT PROMOTIONAL USE

Hematology: Strengthening our position across a broad array of conditions

Extend leadership in **multiple myeloma**		Transform outcomes in **leukemia / lymphoma**		Expand impact in **non-malignant heme**
Cell Therapy	Abecma (idecabtagene vicleucel)[1] GPRC5D GPRC5D x BCMA	Breyanzi (lisocabtagene maraleucel) suspension for IV infusion Best-in-class CAR T approved with the broadest label in LBCL		Reblozyl (luspatercept-aamt) for injection 25mg • 75mg Expansion opportunities across 1L TD MF, 1L NTD MDS, and alpha-thalassemia[2]
Targeted protein degradation	iberdomide mezigdomide	Targeted protein degradation	golcadomide	
Complex biologics	alnuctamab	ADC *GSPT1 degrader*	ORUM Therapeutics	

5+ additional hematology assets in Ph 1/2

Not exhaustive of assets, programs, or indications; 1. Developed in partnership with 2SeventyBio; 2. Ex-US study

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Breyanzi: Best-in-class CAR T across the broadest array of B-cell malignancies


Approved
Registrational
Phase I or II
Patient population size, not to scale
Broadest label in 2L+ LBCL
~4x+ increase in median EFS
First & only registrational data for CLL / SLL
FDA Priority Review
PDUFA: March 2024
No other CD19 CAR T approved
Potential best-in-disease (R/R FL)
96% complete response
>2x expansion¹
LBCL
CLL / SLL
FL / MCL
Potential Patient Base

Significant increase in manufacturing capacity planned this year

LBCL: Large B-Cell Lymphoma; CLL: Chronic Lymphocytic Leukemia, SLL: Small Lymphocytic Lymphoma; FL: Follicular Lymphoma, MCL: Mantle Cell Lymphoma; 1. Assumes regulatory approval for CLL/SLL, FL, & MCL

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Reblozyl: Significant growth opportunities in MDS-associated anemia and beyond

New standard of care in 1L MDS-associated anemia

- **First and only** therapy to demonstrate head-to-head superiority over epoetin alpha
- Approved in the U.S. with a **broad label** in lower-risk MDS-associated anemia
- Global filings underway

1L approval increases market opportunity by ~4x

2023 U.S. patient estimates


~2K
~8K
2L+ RS+ MDS
1L MDS

Opportunity to further expand[1]

Ongoing registrational studies

- 1L TD myelofibrosis (INDEPENDENCE) - 2025
- 1L NTD MDS (ELEMENT) - 2027

Exploratory / PoC studies

- Alpha-thalassemia[2] - 2025

1. Years indicate expected data readouts; 2. Ex-US study

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 Cardiovascular: Opportunity for sustained leadership with impact for millions of patients  15  Not exhaustive of assets, programs, or indications 1. Developed in partnership with J&J Innovative Medicines   Growing opportunity in cardiomyopathies and heart failure  Extending successful history in thrombosis  MYK-224  milvexian1  Expansion opportunities in CV diseases with Avidity Biosciences collaboration  NOT FOR PRODUCT PROMOTIONAL USE

Camzyos: First and only myosin inhibitor approved in oHCM

Strong launch momentum

Quarterly U.S. sales, $M[1,2]



80
60
40
20
0
CAMZYOS
(mavacamten) capsules
Entresto
sacubitril/valsartan
Q1
Q2
Q3
Q4
Q5
Q6
Time post-launch, quarters

Significant untapped potential within oHCM

~75K

Prevalent, diagnosed, symptomatic oHCM patients in the U.S. & similar prevalence in Top 5 EU[3]

Levers to deliver

- Maximize strong clinical profile
- Expand prescriber base and further penetrate NYHA Class II
- Improve patient awareness through DTC (including QoL impact)
- Increase diagnosis through AI

Potential expansion in symptomatic nHCM (ODYSSEY-HCM): Phase 3 trial underway to expand the market; data expected in 2025

1. Mizuho Research (Dec 2023) 2. Entresto & Camzyos are approved for two different types of cardiac patients 3. BMS Internal Analysis

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Milvexian[1,2]: Opportunity to expand anticoagulation beyond FXa to benefit millions of patients

~7.5M patients[3] in U.S. with thrombotic diseases need treatment



Anti-platelets[4,5]
• SSP
• ACS
milvexian
Factor Xa
• AF[4]

Potential differentiated profile for SSP, ACS, AF

- **Ph3 studies** in Secondary Stroke Prevention (SSP), Acute Coronary Syndrome (ACS) & Atrial Fibrillation (AF)
- **Confidence in AF Ph3** supported by:
  - Ph2 study in TKR **evaluating 16-fold dose range**
  - 100mg BID dose exhibiting **comparable efficacy to historical FXa**
  - **Differentiated dose response** for bleeding
- Potential to be the **only Oral FXIa in AF**

1. U.S. FDA granted Fast Track Designation to all 3 indications 2. Developed in partnership with J&J Innovative Medicines 3. Decision Resource Group, BMS Internal Analysis
4. Current standard of care for indication(s) 5. FXa not used due to risk of bleeding

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 Focus on disciplined execution  How we will deliver  18  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

Establishing a growing presence in Immunology

Maximize existing core indications		Expand indication opportunities of leading marketed products		Launch next wave of assets	
SOTYKTU (deucravacitinib) 6 mg tablets	Moderate to Severe Plaque Psoriasis	SOTYKTU (deucravacitinib) 6 mg tablets	Psoriatic Arthritis SLE Sjogren's syndrome Alopecia Areata	cendakimab	Eosinophilic Esophagitis & Gastroenteritis
ZEPOSIA (ozanimod) 0.92 mg capsules	Ulcerative Colitis			LPA_1 antagonist	Idiopathic & Progressive Pulmonary Fibrosis
ORENCIA (abatacept)	Rheumatoid Arthritis	ZEPOSIA (ozanimod) 0.92 mg capsules	Crohn's Disease	CD19 NEX T	SLE Multiple Sclerosis Others

Addressing diverse immunologic diseases with high unmet need impacting 8M+[1] patients

Not exhaustive of assets, programs, or indications

1. 2023 estimates from Decision Resource Group & BMS Internal Analysis across indications in the U.S. & EU5; SLE: Systemic Lupus Erythematosus

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Sotyktu is a key growth driver to establish leadership in Immunology

Executing launch in psoriasis and broadening access

~6 million adults in the U.S.[1]

SOTYKTU™ (deucravacitinib) 6 mg tablets

Focus on growing volume & expanding access

- ✓ CVS indication-based formulary with 0 step edits
- ✓ Second major PBM secured with one step edit: ESI, 30M lives

Expansion opportunities across autoimmune[2]

- **Psoriatic Arthritis**: Shared pathogenesis with psoriasis - 2024/2025
- **SLE**: Substantial need for effective oral options - 2026
- **Sjogren's syndrome**: Shared pathogenesis with SLE with significant unmet need - 2027
- **Alopecia Areata**[3]: Significant unmet need in autoimmune hair loss with limited treatment options

Ongoing phase III trials with broad applicability and data anticipated in **2024 - 2027**

1. Decision Resources Group; BMS Internal Analysis; 2. Years indicate expected data readouts; 3. Phase 2 POC; SLE: Systemic Lupus Erythematosus

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LPA_1 antagonist has the potential to be the new standard of care in pulmonary fibrosis

Significant Unmet need

Idiopathic Pulmonary Fibrosis (IPF)

140K U.S. prevalence[1]

Progressive Pulmonary Fibrosis (PPF)

290K U.S. prevalence[1]

- IPF is fatal lung disease with 3-5 year median survival[2]
- Approved therapies have tolerability challenges and do not treat underlying fibrosis

Potentially differentiated profile

- LPA_1 antagonist - Disease modifying agent and best-in-class potential
- **>60%** reduction in lung-function decline[3,4]
- Differentiated tolerability profile

Phase 3 registrational trials in IPF & PPF ongoing - data expected **2027/28**

1. Decision Resource Group; 2. Raghu. *Am J Respir Crit Care Med.* 2011 Mar 15;183(6):788-824. 3. Corte TJ, et al. Am J Respir Crit Care Med. 2023;207:A2785. 4. Corte TJ, et al. ERS 2023 [Presentation #RCT800].

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CD19 NEX T: Potential transformative cell therapy for patients with several severe immunologic diseases

Potential transformative efficacy and safety profile to reset immune system

- Growing evidence of CAR T-induced immune rest in severe autoimmune diseases, e.g., **Durable remission** in SLE
- **CD19 NEX T**: Best-in-class Breyanzi construct with improved manufacturing focused on scale and reliability

Potential for massive expansion of cell therapy addressable market

Addressable population[1]


5-10x
Heme malignancy
B cell-mediated Autoimmune

- SLE
- MS
- SSc
- Myositis
- Other indications

Initial in-house clinical data for lupus expected in 2024 | Expanding to myositis, MS, other diseases

1. Decision Resources Group; SLE: Systemic Lupus Erythematosus, SSc: Systemic Sclerosis, IIM: Idiopathic Inflammatory Myopathies, MS: Multiple Sclerosis

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Re-establishing Neuroscience across a wide range of conditions with substantial unmet need

Neuroinflammation	Neurodegeneration	Neuropsychiatry
• Multiple Sclerosis ZEPOSIA (ozanimod) 0.92 mg capsules	• Alzheimer's Disease • Parkinson's Disease • ALS	• Schizophrenia • Schizophrenia (adjunctive) • Alzheimer's disease psychosis • Alzheimer's disease agitation • Bipolar I • Mood & anxiety disorders
CD19 NEX T TYK2i-CNS	Anti-MTBR-Tau eIF2b activator FAAH MGLL	KarXT KARUNA THERAPEUTICS[1]

Substantial unmet need across millions of patients

Not exhaustive of assets, programs, or indications

1. Subject to satisfaction of customary closing conditions; anticipated closing for Karuna Therapeutics in 1H 2024

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KarXT[1]: Starting next year, opportunity for series of indications supporting continued growth

2024

Schizophrenia approval

~1.6M[2] treated patients in the U.S.

2025

Adjunctive schizophrenia Phase 3 data

Expansion within schizophrenia

2026 - 2028

Alzheimer's Disease Agitation registrational data

>6M[3] people living with AD in U.S.

Bipolar I Disorder registrational data

Impacts ~1.4M[2] patients in U.S.

Alzheimer's disease psychosis registrational data

>6M[3] people living with AD in U.S.

Long-acting injectable

2029+

Pipeline and future indications

1. Subject to satisfaction of customary closing conditions; anticipated closing 1H 2024. 2. DRG - Clarivate, as of July 2023; 3. "Alzheimer's Disease Association Facts and Figures," 2023

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 Focus on disciplined execution  How we will deliver  25  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

Portfolio evolution: Potential to add 16+ NMEs over decade

NMEs by potential year of first approval →

2022 - 2023	2024 - 2025	2026 - 2027	2028 - 2030
Opdualag (nivolumab and relatlimab-rmbw)	Cendakimab	Iberdomide	LPA_1 antagonist
CAMZYOS (mavacamten)	KARUNA THERAPEUTICS KarXT[1]	Mezigdomide	CD19 NEX T
SOTYKTU (deucravacitinib)	MIRATI THERAPEUTICS KRAZATI[1,2] (adagrasib)	Alnuctamab	GPRC5D CAR T
AUGTYRO (repotrectinib) recently approved		Milvexian	BET inhibitor (986158)
		Golcadomide	AR LDD
		RayzeBio RYZ101[1]	MYK-224
			SYSTIMMUNE BL-B01D1[1]
			MIRATI THERAPEUTICS PRMT5/MTA Inhibitor[1]

Potential for additional **40+** LCM opportunities across these NMEs & approved products

New pipeline additions since Jan 2023 | Oncology | Hematology | Cardiovascular | Immunology | Neuroscience

1. Subject to satisfaction of customary closing conditions; anticipated closing of Mirati Therapeutics, Karuna Therapeutics, RayzeBio, & SystImmune in 1H 2024; 2. Approved in 2022 & expected addition to BMS portfolio in 2024
Unmarketed products are subject to positive registrational trials and regulatory approval

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Multiple key pipeline milestones expected in 2024

ABECMA
- 3-5L RRMM (KarMMa-3) approval

Cendakimab
- EoE Ph3

PRMT5/MTA Inhibitor[2]
- MTAP-deleted cancers Ph1

AR LDD
- mCRPC Ph1

KarXT[2]
- Schizophrenia approval

RYZ101[2]
- ES-SCLC Ph1

BL-B01D1[2] (EGFRxHER3 ADC)
- NSCLC Ph1

Krazati (KRAS^{G12C} Inhibitor)[2]
- 1L NSCLC TPS<50% Ph2
- 2L NSCLC confirmatory Ph3

SOTYKTU[1]
- PsA-2 Ph3 at Wk52
- PsA-1 Ph3 at Wk52

CD19 NEX T
- Severe refractory SLE dose escalation Ph1

OPDUALAG
- 1L HCC Ph2
- 1L NSCLC Ph2

ZEPOSIA[1]
- CD Ph3 Induction 1
- CD Ph3 Induction 2

Milestones represent expected data read-outs unless otherwise specified | 1. Week 12 primary endpoint data anticipated 2024/2025 2. Subject to satisfaction of customary closing conditions; anticipated closing for Mirati Therapeutics, Karuna Therapeutics, RayzeBio & SystImmune in 1H 2024

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 Focus on disciplined execution  How we will deliver  28  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

 Strategic approach to capital allocation  29  Further diversify our portfolio   Strengthen long-term growth profile  Strong cash flow generation  Balance sheet strength  Continued commitment to dividend – 15 consecutive annual increases  Industry-leading return of capital over last 3 years  Business development  Strong investment-grade rating  Shareholder distributions

 Enhance growth in back half of the decade  Business development remains a priority to strengthen the growth profile of the company  30  Focused on licensing, partnerships & bolt-on acquisitions  Build depth in existing Therapeutic Areas  Maintain financial discipline  Enhance presence in emerging Therapeutic Areas  Focus on areas of significant unmet need where BMS can lead

 We have already executed important deals to strengthen our growth profile  31  Focus on areas of significant unmet need where BMS can lead  1. Subject to satisfaction of customary closing conditions; anticipated closing for Mirati Therapeutics, Karuna Therapeutics, RayzeBio, & SystImmune in 1H 2024   Not exhaustive of assets, programs, or indications  1  1  1  1  Deals over the last six months

 Focus on disciplined execution  How we will deliver  32  Build on our leadership in Oncology, Hematology & Cardiovascular  Continue to grow our presence in Immunology & Neuroscience  Strategic capital allocation  Maximize valuefrom our differentiated pipeline & platforms

 Driving a strong sense of urgency and accountability  We are focused on disciplined execution  Commercial  R&D  Manufacturing  Accelerate performance for key growth drivers  Ensure right level of resourcing  Drive top-tier productivity  Discontinue lower value programs  Accelerate high priority programs  Significantly increase cell therapy capacity and improve reliability & cost  Robust supply chain capabilities to ensure secure supply and risk mitigation including radiotherapies  33

 Reaffirming all financial targets  34  Low-to-mid single-digit revenue CAGR1 from 2020-2025   Low double-digit revenue CAGR1 ex-Rev/Pom from 2020-2025  $8B-$10B growth from in-line brands2 from 2020-2025   >$10B revenue from new product portfolio in 2026  Operating margin target to >37% through 20253  $25B NRA for 9 New Product Portfolio in 2030  Primarily annual  Total company revenue guidance  Total company line-item guidance  Key pipeline events and milestones  *See “Forward-Looking Statements and Non-GAAP Financial Information” and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items”  1. At constant exchange rates on a risk-adjusted basis 2. Primarily IO & Eliquis; NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval; Financial projections may contain non promoted sales, BMS promotes only according to label 3. Operating margin >37% through 2025 excludes potential future business development  Key targets*  Return to historical guidance practice

 Executing on our plan to drive sustainable, top-tier long-term growth  Revenue, illustrative  Navigate transition period  Maximize performance through 2025  35  Drive strong commercial execution  Launch new medicines  Integrate Mirati, Karuna, RayzeBio1  Ensure on-time delivery of late portfolio  Deliver against R&D productivity  P&L discipline  Prosecute early to mid-pipeline  Deliver potential from recently acquired assets  Continue to enhance pipeline through disciplined BD  1. Subject to satisfaction of customary closing conditions; anticipated closing for Mirati Therapeutics, Karuna Therapeutics & RayzeBio in 1H 2024  Accelerate growth from late 2020s

Our ESG updates and looking ahead

ESG Materiality Assessment Results

✓ Completed a global, double **ESG materiality assessment**[1] and identified the **8 ESG factors** that were rated as **most "material"** by stakeholders

✓ Results showed **strong alignment of internal and external stakeholders' priorities**

TOP 8 Material ESG Factors

1. Pricing & Patient Access
2. Product Innovation
3. Patient Safety and Product Quality
4. Ethics & Conduct
5. Long-Term Value Creation
6. Culture and Inclusion & Diversity
7. Climate Change & Emissions
8. Public Health & Public Policy

Breakdown: Top ESG Issues by Theme



Business Model & Innovation, 26%
Social Capital, 36%
Leadership & Governance, 16%
Human Capital, 11%
Environment, 11%

2022 ESG Report

✓ On August 23, 2023, published **BMS' 2022 ESG Report**,[2] providing increased transparency and disclosures



2022
Environmental, Social and Governance Report
Bristol Myers Squibb



Table of Contents
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2022 Highlights Include:

✓ **58% clinical trial sites** in diverse metro areas

✓ **$1B global spend** on diverse-owned businesses

✓ **8.2% reduction in greenhouse gas emissions** across Scopes 1, 2, & 3 compared to 2021

Looking Ahead

Evolved **ESG Strategy based on double materiality assessment** will be shared in 2024

Task Force on Climate-Related Financial Disclosures (TCFD) report published in December 2023

Science-based emissions reduction targets anticipated to be validated by the **Science Based Targets Initiative (SBTi)** by 2024

$150 million to address health disparities will be provided by end of 2025

1 BMS ESG Materiality Assessment
2 BMS 2022 ESG Report

Bristol Myers Squibb | NOT FOR PRODUCT PROMOTIONAL USE | Highly Confidential 37

 Year-Ended December 31  2020  2021  2021  2022  Total Revenues  $42,518  $46,385  $46,159  Gross Profit  $30,745  $36,445  $36,022  Specified items (a)  $3,300  $603  $356  Gross Profit excluding specified items  $34,045  $37,048  $36,378  Marketing, Selling and Administrative  $7,661  $7,690  $7,814  Specified items (a)  ($279)  ($3)  ($79)  Marketing, Selling and Administrative excluding specified items  $7,382  $7,687  $7,735  Research and Development  $10,048  $10,195  $9,509  Specified items (a)  ($903)  ($843)  ($308)  Research and Development excluding specified items  $9,145  $9,352  $9,201  Operating margin  31%  40%  41%  Specified items (a)  10%  3%  1%  Operating margin excluding specified items (b)  41%  43%  42%  Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items  38  (a): An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. (b): Operating margin on Specified Items represents the difference between the GAAP and Non-GAAP operating margin  (Unaudited, dollars in millions)

Clinical Development Portfolio - Phase I and II

Data as of December 31, 2023

Phase I

+ AHR Antagonist*^	Solid Tumors
+ Anti-CCR8^	Solid Tumors
+ Anti-ILT4^	Solid Tumors
+ AR LDD	1L, 2L Metastatic Castration-Resistant Prostate Cancer
+ DGK Inhibitor	Solid Tumors
+ Helios CELMoD	Solid Tumors
+ JNK Inhibitor	Solid Tumors
+ MAGE A4/8 TCER*	Solid Tumors
+ NME 1	Prostate Cancer
+ SHP2 Inhibitor^	Solid Tumors
+ TGFβ Inhibitor^	Solid Tumors
+ TIGIT Bispecific	Solid Tumors
	Lung Cancer
	Gastric Cancer
+ alnuctamab	RR Multiple Myeloma
+ Anti-SIRPα	Hematologic Malignancies
+ BCL6 LDD	Lymphoma
+ BCMA NKE	RR Multiple Myeloma
+ BET Inhibitor (BMS-986378)^	RR Non-Hodgkin's Lymphoma
+ CD33-GSPT1 ADC	Acute Myeloid Leukemia
+ CD33 NKE	Acute Myeloid Leukemia
+ CK1α Degrader	Hematologic Malignancies
+ Dual Targeting BCMAxGPRC5D CAR T	RR Multiple Myeloma
golcadomide^	1L Diffuse Large B-cell Lymphoma
+ GPRC5D CAR T	RR Multiple Myeloma
+ FXIa Inhibitor	Thrombotic Disorders
+ Anti-CD40	Autoimmune Disease
+ CD19 NEX T	Severe Refractory Systemic Lupus Erythematosus
+ IL2-CD25	Autoimmune Disease
+ NME 2	Autoimmune Disease
+ PKCθ Inhibitor	Autoimmune Disease
+ Anti-MTBR-Tau	Alzheimer's Disease
+ eIF2b Activator	Neuroscience
+ FAAH/MGLL Dual Inhibitor	Neuroscience
+ TYK2 Inhibitor (BMS-986465)	Neuroinflammation diseases

Phase II

+ Anti-CTLA-4 NF Probody® Therapeutic	Solid Tumors
	Lung Cancer
	Colorectal Cancer
+ Anti-Fucosyl GM1^	RR Small Cell Lung Cancer
+ Anti-IL-8^	Solid Tumors
+ Anti-NKG2A^	Non-Small Cell Lung Cancer
+ BET Inhibitor (BMS-986378)^	Solid Tumors
+ farletuzumab ecteribulin	Ovarian Cancer
	Non-Small Cell Lung Cancer
nivolumab+relatlimab	Stage IV 1L Non-Small Cell Lung Cancer
	1L Hepatocellular Carcinoma
AUGTYRO	NTRK Pan-Tumor
+ BET Inhibitor (BMS-986158)	1L Myelofibrosis
BREYANZI	RR Follicular Lymphoma (FL)
	RR Marginal Zone Lymphoma (MZL)
	RR Mantle Cell Lymphoma (MCL)
+ golcadomide	RR Non-Hodgkin's Lymphoma
ONUREG	Myelodysplastic Syndrome
REBLOZYL	A-Thalassemia
CAMZYOS	Heart Failure with preserved Ejection Fraction (HFpEF)
+ danicamtiv	Dilated Cardiomyopathy
+ MYK-224	Obstructive Hypertrophic Cardiomyopathy
	Heart Failure with preserved Ejection Fraction (HFpEF)
+ afimetoran	Systemic Lupus Erythematosus
SOTYKTU	Alopecia Areata
	Discoid Lupus Erythematosus
+ TYK2 Inhibitor (BMS-986322)	Moderate-to-Severe Psoriasis

Bristol Myers Squibb

Oncology | Hematology | CV | Neuroscience | Immunology

* Partner-run study
+ NME leading indication
^ Trials exploring various combinations

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Clinical Development Portfolio - Phase III

Data as of December 31, 2023

Phase III

OPDIVO	Adjuvant Hepatocellular Carcinoma
	Peri-adjuvant Muscle-Invasive Urothelial Carcinoma
	Peri-adjuvant Non-Small Cell Lung Cancer
	Stage IB-IIIA Adjuvant NSCLC*
OPDIVO + YERVOY	1L Hepatocellular Carcinoma
	1L Muscle Invasive Urothelial Carcinoma
	1L+ Microsatellite Instability High Colorectal Cancer
	Stage 3 Unresectable Non-Small Cell Lung Cancer
OPDUALAG	Adjuvant Melanoma
✦ SC nivolumab + relatlimab + rHuPH20	1L Melanoma
✦ SC nivolumab + rHuPH20 (multi-indications)	2L Renal Cell Carcinoma
✦ ABECMA	Newly Diagnosed Multiple Myeloma with Suboptimal Response post-ASCT
iberdomide	✦2L+ Multiple Myeloma
	Post-Autologous Stem Cell Therapy Maintenance Newly Diagnosed Multiple Myeloma
mezigdomide	✦2L+ Multiple Myeloma Vd
	2L+ Multiple Myeloma Kd
REBLOZYL	1L TD Myelofibrosis Associated Anemia
	1L NTD Myelodysplastic Syndrome Associated Anemia
CAMZYOS	Non-Obstructive Hypertrophic Cardiomyopathy
milvexian	Secondary Stroke Prevention*
	Acute Coronary Syndrome*
	✦Atrial Fibrillation*
cendakimab	✦Eosinophilic Esophagitis
	Eosinophilic Gastroenteritis #
LPA1 Antagonist	✦Idiopathic Pulmonary Fibrosis (IPF)
	Progressive Pulmonary Fibrosis (PPF)
✦ obexelimab *	IgG4-Related Disease
SOTYKTU	Psoriatic Arthritis
	Systemic Lupus Erythematosus
	Sjögren's Syndrome
ZEPOSIA	Crohn's Disease

Registration US, EU, JP

AUGTYRO	ROS1 NSCLC (EU, JP)
	NTRK Pan-Tumor (EU)
OPDIVO + YERVOY	1L Muscle Invasive Urothelial Carcinoma (US, EU, JP)
ABECMA	3-5L Multiple Myeloma (US, EU)
BREYANZI	3L+ Chronic Lymphocytic Leukemia (US)
	RR Follicular Lymphoma (JP)
REBLOZYL	1L TD Myelodysplastic Syndrome Associated Anemia (EU, JP)

Oncology | Hematology | CV | Neuroscience | Immunology

* Partner-run study
✦ NME leading indication
Japan only

Development Partnerships:
ABECMA: 2seventy bio; AHR: Ikena Oncology; farletuzumab ecteribulin: Eisai; rHuPH20: Halozyme; MAGEA4/8 TCER: Immatics; milvexian: J&J Innovative Medicine; OPDIVO, YERVOY, OPDUALAG in Japan: Ono; PKCθ Inhibitor: Exscientia; REBLOZYL: Merck; SHP2 Inhibitor: BridgeBio Pharma; TIGIT Bispecific: Agenus; obexelimab: Zenas BioPharma in Japan, South Korea, Taiwan, HK, Singapore, and Australia

Bristol Myers Squibb
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